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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  DANSKIN, INC.
             (Exact name of registrant as specified in its charter)



                                 August 6, 1996
                Date of Report (Date of earliest event reported)



     Delaware                      0-20382                62-1284179
  (State or other juris-       (Commission File        (I.R.S. Employer
diction of incorporation)           Number)           Identification No.)



                 111 West 40th Street, New York, New York 10018
               (Address of principal executive offices) (Zip Code)



                                 (212) 764-4630
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

     Danskin, Inc. announced that it had completed the sale of $5,000,000 (liquidation value) of 10% Convertible Preferred Stock to The Oppenheimer Bond Fund For Growth, and that Howard D. Cooley, Chairman of the Board, had purchased 100,000 shares of the Company's common stock through exercise of an option at $3.00 per share. The new Convertible Preferred Stock is perpetual, with an initial conversion price of $2.76 per share, and was issued in exchange for $5,000,000 principal amount of 8% Subordinated Convertible Debentures.

     The Company also announced that it had received notification from The Nasdaq Stock Market, Inc. that its request to have its common stock listed on the Nasdaq Small Cap Market had been approved.

     Pursuant to a letter from the NASDAQ Stock Market Inc. regarding the capital maintenance requirements of the Nasdaq Small Cap Market, attached hereto is the unaudited pro forma balance sheet giving effect to the issuance of the Convertible Preferred Stock in exchange for the Convertible Subordinated Debentures.

Item 7.  Exhibits.

     4.1  Certificate of Designations of the Company dated August 5, 1996

     4.2 Exchange Agreement dated as of August 6, 1996 between the Company and Oppenheimer Bond Fund For Growth

     4.3 Registration Rights Agreement dated as of August 6, 1996 between the Company and Oppenheimer Bond Fund For Growth

     99.1 Press Release dated August 6, 1996




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                                    Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   DANSKIN, INC.
                                   (Registrant)



Dated:  August 6, 1996             By:  /s/ Edwin W. Dean
                                      ------------------------------------
                                      Edwin W. Dean
                                      Vice Chairman of the Board



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                                                                      Attachment

                                 Danskin, Inc.
                             Proforma Balance Sheet


                                                                                         Proforma
                                                                     June 29, 1996     June 29, 1996
                                                                      (Unaudited)       (Unaudited)
                                                                      -----------      -------------
ASSETS

Current assets:
   Cash and cash equivalents ....................................   $  1,337,000    $  1,337,000
   Accounts receivable, less allowance for doubtful
      accounts of $1,414,000 at June 1996 .......................     16,614,000      16,614,000
   Inventories ..................................................     32,171,000      32,171,000
   Prepaid expenses and other current assets ....................      3,509,000       3,509,000
                                                                    ------------    ------------
      Total current assets ......................................     53,631,000      53,631,000
                                                                    ------------    ------------

Property, plant and equipment - net of accumulated
   depreciation and amortization of
   $6,704,000 at June 1996 ......................................      9,993,000       9,993,000
Deferred income tax benefits ....................................      3,900,000       3,900,000
Other assets ....................................................      3,030,000       3,030,000
                                                                    ------------    ------------
Total Assets ....................................................   $ 70,554,000    $ 70,554,000
                                                                    ------------    ------------
                                                                    ------------    ------------


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Revolving loan payable .......................................   $  9,683,000    $  9,683,000
   Current portion of long-term debt ............................      1,002,000       1,002,000
   Accounts payable .............................................      9,390,000       9,390,000
   Accrued expenses .............................................      9,910,000       9,910,000
                                                                    ------------    ------------
      Total current liabilities .................................     29,985,000      29,985,000
                                                                    ------------    ------------

Subordinated convertible debentures .............................      5,000,000            --
Long-term debt, net of current maturities .......................     30,971,000      30,971,000
Accrued pension costs ...........................................      5,183,000       5,183,000
                                                                    ------------    ------------
                                                                      41,154,000      36,154,000
                                                                    ------------    ------------

Total Liabilities ...............................................     71,139,000      66,139,000
                                                                    ------------    ------------

Commitments and contingencies

Stockholders' (deficiency) equity:
   Preferred Stock, $.01 par value, 10,000 shares
     authorized 10% Convertible Preferred Stock
     (liquidation value $5,000 per share), 1,000
     shares issued and outstanding ..............................           --         5,000,000
   Common Stock, $.01 par value, 20,000,000
     shares authorized, 6,062,018 shares issued
     at June 1996, less 1,000 shares held by subsidiary .........         60,610          60,610
   Additional paid-in capital ...................................     14,212,390      14,212,390
   Warrants outstanding .........................................        764,000         764,000
   Accumulated deficit ..........................................    (13,622,000)    (13,622,000)
   Minimum pension liability adjustment .........................     (2,000,000)     (2,000,000)
                                                                    ------------    ------------
                  Total Stockholders' (Deficiency) Equity .......       (585,000)      4,415,000
                                                                    ------------    ------------
Total Liabilities and Stockholders' Equity ......................   $ 70,554,000    $ 70,554,000
                                                                    ------------    ------------
                                                                    ------------    ------------




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                                Index to Exhibits


Exhibit No.

4.1       Certificate of Designations of the Company dated August 5, 1996

4.2 Exchange Agreement dated as of August 6, 1996 between the Company and Oppenheimer Bond Fund For Growth

4.3 Registration Rights Agreement dated as of August 6, 1996 between the Company and Oppenheimer Bond Fund For Growth

99.1      Press Release dated August 6, 1996




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